Exhibit 99.2

TABLE OF CONTENTS PAGE CORPORATE INFORMATION 3 Company Profile ... 4 Investor Information... 5 Research Coverage... 6 FINANCIALS 7 Key Financial Data... 8 Condensed Consolidated Balance Sheets ............................................................................................................................................................................ 9 Condensed Consolidated Statements of Income (Loss) ....................................................................................................................................................... 10 TABLE OF CONTENTS TABLE Condensed Consolidated Statements of Income (Loss) (Additional Data)............................................................................................................................ 11 Condensed Consolidated Statements of Cash Flows ........................................................................................................................................................... 12 Debt Summary... 14 Debt Maturity Schedule ... 15 Leverage Ratios, Coverage Ratios and Public Debt Covenants ........................................................................................................................................... 16 Summary of Capital Expenditures ......................................................................................................................................................................................... 17 Property Acquisitions / Dispositions Information Since January 1, 2019............................................................................................................................... 18 Calculation and Reconciliation of NOI and Cash Basis NOI.................................................................................................................................................. 19 NOI and Cash Basis NOI....................................................................................................................................................................................................... 20 Same Property NOI and Cash Basis NOI.............................................................................................................................................................................. 21 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended September 30, 2019 and 2018 ......................................................................................................................... 22 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Nine Months Ended September 30, 2019 and 2018 ........................................................................................................................... 23 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre ................................................................................................................... 24 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders................................................................................... 25 Definitions of Certain Non-GAAP Financial Measures .......................................................................................................................................................... 26 PORTFOLIO INFORMATION 27 Portfolio Summary by Geographic Diversification and Property Type................................................................................................................................... 28 Portfolio Summary by Property Type and Tenant .................................................................................................................................................................. 29 Occupancy by Property Type and Tenant.............................................................................................................................................................................. 30 Rent Coverage by Tenant (Triple Net Leased Senior Living Communities and Wellness Centers) ...................................................................................... 31 MOB Portfolio Segment and Same Property - Results of Operations (Three Months Ended September 30, 2019 and 2018)............................................. 32 MOB Portfolio Segment and Same Property - Results of Operations (Nine Months Ended September 30, 2019 and 2018)............................................... 33 Triple Net Leased Senior Living Communities Segment and Same Property – Results of Operations................................................................................. 34 Managed Senior Living Communities Segment and Same Property – Results of Operations.............................................................................................. 35 MOB Leasing Summary... 36 Tenants Representing 1% or More of Total Annualized Rental Income................................................................................................................................. 37 Lease Expiration Schedule.................................................................................................................................................................................................... 38 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 39 Senior Housing Properties Trust 2 Supplemental Operating and Financial Data, September 30, 2019

Senior Housing Properties Trust 3 Supplemental Operating and Financial Data, September 30, 2019 3

COMPANY PROFILE The Company: Corporate Headquarters: Senior Housing Properties Trust, or SNH, we, our or us, is a real estate investment trust, or REIT, which owns Two Newton Place properties leased to medical providers, clinics, medical related businesses and biotech laboratory tenants, or 255 Washington Street, Suite 300 MOBs, independent and assisted living communities, continuing care retirement communities, skilled nursing Newton, MA 02458-1634 facilities, or SNFs, and wellness centers located throughout the U.S. SNH is a component of 85 market (t) (617) 796-8350 indices and it comprises more than 1% of the following indices as of September 30, 2019: BI North America COMPANY PROFILE COMPANY Healthcare REIT Valuation Peers Index (BIHLCRNP), BI NA Healthcare REIT – Competitive Index (BIHLCRNC), Solactive US Small Cap High Dividend Index (SOLSMHD), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Solactive Long Term Care Index (OLDID), Fidelity Canada U.S. High Dividend Index (FIDCNHDP), Bloomberg Real Estate Investment Trust Healthcare Index (BBREHLTH) and the Russell 3000 Equity REIT: Health Care Index (RGUSFEH). Management: Stock Exchange Listing: SNH is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Nasdaq Group Inc. (Nasdaq: RMR), or RMR Inc. RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides Trading Symbols: management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing SNH, RMR manages Service Properties Trust (formerly known as Hospitality Common Shares: SNH Properties Trust), a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and 5.625% Senior Notes due 2042: SNHNI Office Properties Income Trust, a REIT that owns buildings primarily leased to single tenants and those with 6.250% Senior Notes due 2046: SNHNL high credit quality characteristics such as government entities. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities (including some of the Senior Unsecured Debt Ratings: senior living communities that SNH owns), Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded Moody's: Ba1 operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service S&P Global: BBB- facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT that focuses on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of September 30, 2019, RMR had $32.8 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,200 properties and nearly 50,000 employees. We believe that being managed by RMR is a competitive advantage for SNH because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Senior Housing Properties Trust 4 Supplemental Operating and Financial Data, September 30, 2019

INVESTOR INFORMATION Board of Trustees John L. Harrington Lisa Harris Jones Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Jennifer B. Clark Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information Investor Relations Inquiries Senior Housing Properties Trust Investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@snhreit.com. Newton, MA 02458-1634 (t) (617) 796-8350 Financial inquiries should be directed to Richard W. Siedel, Jr. (email) info@snhreit.com Chief Financial Officer & Treasurer, at (617) 796-8350, (website) www.snhreit.com or rsiedel@snhreit.com. Senior Housing Properties Trust 5 Supplemental Operating and Financial Data, September 30, 2019

RESEARCH COVERAGE Equity Research Coverage B. Riley FBR Bank of America / Merrill Lynch JMP Securities Bryan Maher Joshua Dennerlein Peter Martin (646) 885-5423 (646) 855-1681 (415) 835-8904 bmaher@brileyfbr.com joshua.dennerlein@bofa.com pmartin@jmpsecurities.com Morgan Stanley Raymond James RBC Capital Markets Vikram Malhotra Jonathan Hughes Michael Carroll RESEARCH COVERAGE (212) 761-7064 (727) 567-2438 (440) 715-2649 vikram.malhotra@morganstanley.com jonathan.hughes@raymondjames.com michael.carroll@rbccm.com Robert W. Baird & Co. Wells Fargo Securities Drew Babin Todd Stender (610) 238-6634 (212) 214-8067 dbabin@rwbaird.com todd.stender@wellsfargo.com Rating Agencies Moody’s Investors Service S & P Global Lori Marks Nicolas Villa (212) 553-1098 (212) 438-1534 lori.marks@moodys.com nicolas.villa@spglobal.com SNH is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Senior Housing Properties Trust 6 Supplemental Operating and Financial Data, September 30, 2019

Senior Housing Properties Trust 7 Supplemental Operating and Financial Data, September 30, 2019

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Selected Balance Sheet Data: Total gross assets (1) $ 8,572,131 $ 8,713,990 $ 8,706,590 $ 8,694,818 $ 9,061,046 Total assets $ 6,916,990 $ 7,098,710 $ 7,145,900 $ 7,160,426 $ 7,453,444 Total liabilities $ 3,948,768 $ 4,062,001 $ 4,032,462 $ 3,980,556 $ 4,058,964 Total equity $ 2,968,222 $ 3,036,709 $ 3,113,438 $ 3,179,870 $ 3,394,480 KEY FINANCIAL DATA FINANCIAL KEY Selected Income Statement Data: Total revenues (2) $ 255,827 $ 262,003 $ 266,286 $ 285,222 $ 278,969 Net (loss) income $ (27,946) $ (35,816) $ 31,504 $ (117,182) $ 47,202 Net (loss) income attributable to common shareholders $ (29,390) $ (37,229) $ 30,082 $ (118,543) $ 45,805 NOI (3) $ 130,744 $ 141,810 $ 149,064 $ 167,782 $ 162,982 Adjusted EBITDAre (4) (5) $ 121,994 $ 134,626 $ 140,904 $ 117,835 $ 153,134 FFO attributable to common shareholders(6) $ 67,577 $ 80,227 $ 80,411 $ 115,732 $ 81,554 Normalized FFO attributable to common shareholders(5) (6) $ 70,069 $ 81,147 $ 88,225 $ 65,080 $ 100,248 Per Common Share Data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.12) $ (0.16) $ 0.13 $ (0.50) $ 0.19 FFO attributable to common shareholders (6) $ 0.28 $ 0.34 $ 0.34 $ 0.49 $ 0.34 Normalized FFO attributable to common shareholders (5) (6) $ 0.29 $ 0.34 $ 0.37 $ 0.27 $ 0.42 Dividends: Annualized dividend declared per common share (7) $ 0.60 $ 0.60 $ 1.56 $ 1.56 $ 1.56 Annualized dividend yield (at end of period) (7) 6.5% 7.3% 13.2% 13.3% 8.9% Normalized FFO attributable to common shareholders payout ratio (basic and diluted) (5)(6) 51.7% 44.1% 105.4% 144.4% 92.9% (1) Total gross assets is total assets plus accumulated depreciation. (2) During the three months ended December 31, 2018, we recognized $8.0 million of percentage rent for the year ended December 31, 2018. (3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with U.S. generally accepted accounting principles, or GAAP, to that amount. (4) See page 24 for the calculation of EBITDA, EBITDAre and Adjusted EBITDAre and a reconciliation of net income (loss) determined in accordance with GAAP to these amounts. (5) Adjusted EBITDAre and Normalized FFO attributable to common shareholders include business management incentive fee expense of $40,642, or $0.17 per share, for the three months ended December 31, 2018. (6) See page 25 for the calculation of FFO attributable to common shareholders and Normalized FFO attributable to common shareholders and a reconciliation of net income (loss) attributable to common shareholders determined in accordance with GAAP to these amounts. (7) Stated amounts reflect the annualized regular quarterly dividend rates per share. Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of SNH's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Senior Housing Properties Trust 8 Supplemental Operating and Financial Data, September 30, 2019

CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share data) As of As of September 30, 2019 December 31, 2018 ASSETS Real estate properties: Land $ 825,451 $ 844,567 Buildings and improvements 7,019,361 7,031,733 Total real estate properties, gross 7,844,812 7,876,300 Accumulated depreciation (1,655,141) (1,534,392) Total real estate properties, net 6,189,671 6,341,908 Assets of properties held for sale 104,446 1,928 Cash and cash equivalents 49,462 54,976 Restricted cash 13,987 15,095 Acquired real estate leases and other intangible assets, net 359,909 419,244 Other assets, net 199,515 327,275 Total assets $ 6,916,990 $ 7,160,426 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 589,000 $ 139,000 Unsecured term loans, net 548,906 548,286 Senior unsecured notes, net 1,819,802 2,216,945 Secured debt and capital leases, net 698,695 744,186 Accrued interest 30,308 26,182 Assumed real estate lease obligations, net 79,134 86,304 Other liabilities 182,923 219,653 Total liabilities 3,948,768 3,980,556 Commitments and contingencies Equity: CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,900,277 and 237,729,900 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively 2,379 2,377 Additional paid in capital 4,612,264 4,611,419 Cumulative net income 2,104,259 2,140,796 Cumulative other comprehensive loss (175) (266) Cumulative distributions (3,895,248) (3,731,214) Total equity attributable to common shareholders 2,823,479 3,023,112 Noncontrolling interest: Total equity attributable to noncontrolling interest 144,743 156,758 Total equity 2,968,222 3,179,870 Total liabilities and equity $ 6,916,990 $ 7,160,426 Senior Housing Properties Trust 9 Supplemental Operating and Financial Data, September 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (amounts in thousands, except per share data) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2019 2018 2019 2018 Revenues: Rental income $ 148,011 $ 173,648 $ 459,349 $ 521,961 Residents fees and services 107,816 105,321 324,767 309,981 Total revenues 255,827 278,969 784,116 831,942 Expenses: Property operating expenses 125,083 115,987 362,498 334,141 Depreciation and amortization 73,368 71,661 219,522 214,300 General and administrative 9,604 31,032 28,287 85,228 Acquisition and certain other transaction related costs 2,492 51 11,209 138 Impairment of assets 33,099 4,525 41,518 5,073 Total expenses 243,646 223,256 663,034 638,880 Gain on sale of properties 4,183 — 21,893 261,916 Dividend income — 660 1,846 1,978 Gains and losses on equity securities, net 40 35,137 (41,476) 85,643 Interest and other income 238 248 590 362 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $1,421, $1,626, $4,592 and $4,579, respectively) (44,817) (45,416) (136,840) (133,781) Gain (loss) on early extinguishment of debt — 108 (17) (22) (Loss) income from continuing operations before income tax benefit (expense) and equity in earnings of an investee (28,175) 46,450 (32,922) 409,158 Income tax benefit (expense) 146 (79) 47 (444) Equity in earnings of an investee 83 831 617 882 Net (loss) income (27,946) 47,202 (32,258) 409,596 Net income attributable to noncontrolling interest (1,444) (1,397) (4,279) (4,181) Net (loss) income attributable to common shareholders $ (29,390) $ 45,805 $ (36,537) $ 405,415 Weighted average common shares outstanding (basic) 237,608 237,511 237,585 237,492 Weighted average common shares outstanding (diluted) 237,608 237,562 237,585 237,526 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) STATEMENTS CONDENSED CONSOLIDATED Per common share data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.12) $ 0.19 $ (0.15) $ 1.71 Senior Housing Properties Trust 10 Supplemental Operating and Financial Data, September 30, 2019

DATA) DATA) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL DATA) (dollars in thousands) For the Three Months Ended For the Nine Months Ended September 30, September 30, 2019 2018 2019 2018 Additional Data: General and administrative expenses / total assets (at end of period) (1) 0.1% 0.4% 0.4% 1.1% Business management incentive fees (2) $ — $ 18,751 $ — $ 50,708 Straight line rent included in rental income (3) $ 1,186 $ 2,484 $ 3,550 $ 8,507 Lease value amortization included in rental income (3) $ 1,842 $ 1,493 $ 4,922 $ 4,290 Non-cash stock based compensation $ 533 $ 694 $ 1,140 $ 1,668 Non-cash amortization included in property operating expenses (4) $ 199 $ 199 $ 597 $ 597 Non-cash amortization included in general and administrative expenses (4) $ 744 $ 744 $ 2,231 $ 2,231 (1) General and administrative expenses include estimated business management incentive fee expense of $18,751 and $50,708 for the three and nine months ended September 30, 2018, respectively. (2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, compared to returns for the SNL U.S. REIT Healthcare Index over the applicable measurement period and are included in general and administrative expense in our condensed consolidated statements of income (loss). (3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. class A common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees expense and property management fees expense, which are included in general and administrative expenses and property operating expenses, respectively. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL STATEMENTS CONDENSED CONSOLIDATED Senior Housing Properties Trust 11 Supplemental Operating and Financial Data, September 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) For the Nine Months Ended September 30, 2019 2018 Cash flows from operating activities: Net (loss) income $ (32,258) $ 409,596 Adjustments to reconcile net (loss) income to cash provided by operating activities: Depreciation and amortization 219,522 214,300 Net amortization of debt premiums, discounts and issuance costs 4,592 4,579 Straight line rental income (3,550) (8,507) Amortization of acquired real estate leases and other intangible assets (4,922) (4,290) Loss on early extinguishment of debt 17 22 Gain on sale of properties (21,893) (261,916) Gains and losses on equity securities, net 41,476 (85,643) Impairment of assets 41,518 5,073 Other non-cash adjustments (2,828) (2,828) Equity in earnings of an investee (617) (882) Change in assets and liabilities: Other assets (6,139) (5,243) Accrued interest 4,126 16,740 Other liabilities (43,374) 5,021 Net cash provided by operating activities 195,670 286,022 Cash flows from investing activities: Real estate acquisitions and deposits — (129,493) Real estate improvements (175,146) (65,953) Proceeds from sale of properties, net 50,355 332,389 Proceeds from sale of RMR Inc. common shares, net 98,557 — Net cash (used in) provided by investing activities (26,234) 136,943 Cash flows from financing activities: Proceeds from issuance of senior unsecured notes, net — 491,560 Proceeds from borrowings on revolving credit facility 803,000 617,000 Repayments of borrowings on revolving credit facility (353,000) (1,018,000) Redemption of senior notes (400,000) — Repayment of other debt (45,438) (106,038) Loss on early extinguishment of debt settled in cash — (150) Payment of debt issuance costs — (4,296) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Repurchase of common shares (292) (407) Distributions to noncontrolling interest (16,294) (15,932) Distributions to shareholders (164,034) (278,031) Net cash used in financing activities (176,058) (314,294) Senior Housing Properties Trust 12 Supplemental Operating and Financial Data, September 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (amounts in thousands) For the Nine Months Ended September 30, 2019 2018 (Decrease) increase in cash and cash equivalents and restricted cash $ (6,622) $ 108,671 (CONTINUED) Cash and cash equivalents and restricted cash at beginning of period 70,071 47,321 Cash and cash equivalents and restricted cash at end of period $ 63,449 $ 155,992 Supplemental cash flow information: Interest paid $ 129,010 $ 112,462 Income taxes paid $ 452 $ 439 Non-cash investing activities: Acquisitions funded by assumed debt $ — $ (44,386) Capitalized interest $ 888 $ 46 Non-cash financing activities: Assumption of mortgage notes payable $ — $ 44,386 Supplemental disclosure of cash and cash equivalents and restricted cash The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within our condensed consolidated balance sheets to the amount shown in our condensed consolidated statements of cash flows: As of September 30, 2019 2018 Cash and cash equivalents $ 49,462 $ 47,657 Restricted cash 13,987 108,335 Total cash and cash equivalents and restricted cash shown in our condensed consolidated statements of cash flows $ 63,449 $ 155,992 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Senior Housing Properties Trust 13 Supplemental Operating and Financial Data, September 30, 2019

DEBT SUMMARY (dollars in thousands) As of September 30, 2019 Coupon Interest Principal Maturity Due at Years to Rate Rate (1) Balance (2) Date Maturity Maturity Unsecured Debt: Unsecured Floating Rate Debt: Unsecured revolving credit facility (LIBOR + 120 b.p.) (3) 3.147% 3.147% $ 589,000 1/15/2022 $ 589,000 2.3 Unsecured term loan (LIBOR + 140 b.p.) 3.500% 3.500% 350,000 1/15/2020 350,000 0.3 DEBT SUMMARY DEBT SUMMARY Unsecured term loan (LIBOR + 135 b.p.) 3.394% 3.394% 200,000 9/28/2022 200,000 3.0 Weighted average rate / total unsecured floating rate debt 3.299% 3.299% $ 1,139,000 $ 1,139,000 1.8 Unsecured Fixed Rate Debt: Senior notes due 2020 6.750% 6.900% $ 200,000 4/15/2020 $ 200,000 0.5 Senior notes due 2021 6.750% 7.000% 300,000 12/15/2021 300,000 2.2 Senior notes due 2024 4.750% 4.790% 250,000 5/1/2024 250,000 4.6 Senior notes due 2028 4.750% 4.966% 500,000 2/15/2028 500,000 8.4 Senior notes due 2042 5.625% 5.625% 350,000 8/1/2042 350,000 22.9 Senior notes due 2046 6.250% 6.250% 250,000 2/1/2046 250,000 26.4 Weighted average rate / total unsecured fixed rate debt 5.659% 5.779% $ 1,850,000 $ 1,850,000 11.2 Weighted average rate / total unsecured debt 4.759% 4.834% $ 2,989,000 $ 2,989,000 7.6 Secured Debt: Secured Fixed Rate Debt: Mortgage - secured by 1 property 7.490% 7.490% 1,584 1/1/2022 61 2.3 Mortgage - secured by 1 property 6.280% 5.170% 12,675 7/1/2022 10,744 2.8 Mortgage - secured by 1 property 4.850% 3.790% 11,015 10/1/2022 10,287 3.0 Mortgage - secured by 2 properties 5.750% 5.110% 16,211 10/6/2022 15,182 3.0 Mortgage - secured by 1 property 6.640% 4.920% 16,155 6/1/2023 14,522 3.7 Capital leases - 2 properties 7.700% 7.700% 9,120 4/30/2026 155 6.6 Mortgages - secured by 2 properties (4) 3.530% 3.530% 620,000 8/6/2026 620,000 6.9 Mortgage - secured by 1 property 6.250% 6.250% 1,640 3/1/2026 18 6.4 Mortgage - secured by 1 property 4.444% 4.444% 10,742 7/1/2043 1,698 23.8 Weighted average rate / total secured fixed rate debt 3.808% 3.716% $ 699,142 $ 672,667 6.8 Weighted average rate / total debt 4.579% 4.622% $ 3,688,142 $ 3,661,667 7.5 (1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs. (2) The principal balances are the amounts actually payable pursuant to contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. (3) Represents amount outstanding under our $1,000,000 revolving credit facility. Interest rate is as of September 30, 2019 and excludes the 25 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date by one year. (4) The properties encumbered by these mortgages are owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own. Senior Housing Properties Trust 14 Supplemental Operating and Financial Data, September 30, 2019

DEBT MATURITY SCHEDULE (dollars in thousands) As of September 30, 2019 Unsecured Unsecured Secured Floating % of Fixed % of Fixed Rate % of % of Year Rate Debt Total Rate Debt Total Debt (1) Total Total Total 2019 $ — $ — $ 907 $ 907 2020 350,000 200,000 3,799 553,799 2021 — 300,000 4,097 304,097 2022 789,000 (2) — 39,372 828,372 2023 — — 16,673 16,673 2024 — 250,000 2,110 252,110 DEBT MATURITY SCHEDULE DEBT MATURITY 2025 — — 2,295 2,295 2026 — — 620,973 620,973 2027 — — 302 302 Thereafter — 1,100,000 8,614 1,108,614 Principal balance $ 1,139,000 $ 1,850,000 $ 699,142 $ 3,688,142 Unamortized debt issuance costs, premiums and discounts (1,094) (30,198) (447) (31,739) Total debt, net $ 1,137,906 31.1% $ 1,819,802 49.8% $ 698,695 19.1% $ 3,656,403 100.0% (1) Includes $9,120 of capital lease obligations due through April 2026. (2) Includes $589,000 outstanding under our $1,000,000 revolving credit facility at September 30, 2019. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date by one year. Senior Housing Properties Trust 15 Supplemental Operating and Financial Data, September 30, 2019

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and For the Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Leverage Ratios: Net debt (1) / total gross assets (2) 42.4% 42.9% 42.8% 41.7% 40.8% Net debt (1) / gross book value of real estate assets (3) 42.5% 43.1% 43.4% 42.1% 42.1% Secured debt (1) / total assets 10.1% 9.9% 10.4% 10.4% 10.0% Variable rate debt (1) / net debt (1) 31.3% 33.1% 20.8% 19.0% 20.2% Coverage Ratios: Net debt (1) / annualized Adjusted EBITDAre (4) (5) 7.4x 6.9x 6.6x 6.4x 6.0x Adjusted EBITDAre (4) (5) / interest expense 2.7x 2.9x 3.1x 2.6x 3.4x Public Debt Covenants: Total debt / adjusted total assets (6) - allowable maximum 60.0% 42.6% 43.1% 43.0% 42.2% 41.2% Secured debt / adjusted total assets (6) - allowable maximum 40.0% 8.1% 8.0% 8.5% 8.5% 8.2% Consolidated income available for debt service (7) / debt service - required minimum 1.50x 2.74x 2.97x 3.02x 3.83x 3.05x Total unencumbered assets (6) / unsecured debt - required minimum 150.0% 245.0% 241.4% 243.3% 249.6% 256.4% (1) Debt amounts reflect the principal balances as of the date presented. Net debt is total debt less cash. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any. (4) See page 24 for the calculation of Adjusted EBITDAre and a reconciliation of net income (loss) determined in accordance with GAAP to that amount. (5) Adjusted EBITDAre includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018. Excluding business management incentive fee expense, net debt / annualized Adjusted EBITDAre and Adjusted EBITDAre / interest expense would have been 5.9x and 3.5x, respectively, for the three months ended December 31, 2018. (6) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. (7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period. LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS COVERAGE RATIOS LEVERAGE RATIOS, Senior Housing Properties Trust 16 Supplemental Operating and Financial Data, September 30, 2019

SUMMARY OF CAPITAL EXPENDITURES (dollars and sq. ft. in thousands, except per sq. ft. and unit data) For the Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 MOB tenant improvements (1) $ 2,584 $ 2,008 $ 5,000 $ 4,283 $ 5,073 MOB leasing costs (2) 2,038 1,144 4,132 845 3,686 MOB building improvements (3) 5,673 2,929 995 6,665 3,831 Managed senior living communities capital improvements 4,997 3,487 3,312 3,518 3,721 Recurring capital expenditures (4)(5) $ 15,292 $ 9,568 $ 13,439 $ 15,311 $ 16,311 MOB avg. sq. ft. during period 12,276 12,460 12,574 12,600 12,600 Managed senior living communities avg. units during period 10,126 9,925 9,766 9,641 9,513 MOB building improvements per avg. sq. ft. during period $ 0.46 $ 0.24 $ 0.08 $ 0.53 $ 0.30 Managed senior living communities capital improvements per avg. unit during period $ 493 $ 351 $ 339 $ 365 $ 391 SUMMARY OF CAPITAL EXPENDITURES OF CAPITAL SUMMARY Development, redevelopment and other activities - MOBs (6) $ 8,220 $ 9,285 $ 6,059 $ 6,924 $ 1,072 Development, redevelopment and other activities - Managed senior living communities (4) 7,509 9,798 9,079 7,144 9,051 Total development, redevelopment and other activities (4)(5) $ 15,729 $ 19,083 $ 15,138 $ 14,068 $ 10,123 (1) MOB tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space. (2) MOB leasing costs generally include leasing related costs, such as brokerage commissions and tenant inducements. (3) MOB building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets. (4) During the three months ended September 30, 2019, we invested $670 in revenue producing capital improvements at certain of our triple net leased senior living communities leased to private operators, and as a result, annual rents payable to us increased by approximately $46 pursuant to the terms of the applicable leases. These capital improvements are not included in the table above. (5) During the three months ended September 30, 2019, we purchased $11,192 of fixed assets and capital improvements related to certain of our senior living communities leased to Five Star Senior Living Inc., or Five Star. Pursuant to the transaction agreement, or the Transaction Agreement, we and Five Star entered into in April 2019, the aggregate amount of monthly minimum rent payable to us by Five Star did not increase as a result of the purchase of these capital improvements. These fixed asset and capital improvements are not included in the table above. (6) Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. Senior Housing Properties Trust 17 Supplemental Operating and Financial Data, September 30, 2019

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019 (dollars in thousands) Acquisitions: We have not acquired any properties since January 1, 2019. Dispositions: (1) Date Sold Location Type of Property Number of Buildings Gross Sales Price (2) 2/21/2019 Alachua, FL Life Science 1 $ 2,900 3/28/2019 Millbury, MA Medical Office 1 75 5/1/2019 Various Skilled Nursing Facility 3 21,500 5/9/2019 Thornton, CO Medical Office 1 2,590 6/3/2019 Milford, MA Medical Office 1 925 6/5/2019 Worcester, MA Medical Office 2 3,659 6/14/2019 Various Medical Office 2 1,748 6/19/2019 Westborough, MA Medical Office 2 1,710 7/17/2019 Worcester, MA Medical Office 1 2,750 7/18/2019 Spencer, MA Medical Office 1 605 7/25/2019 Worcester, MA Medical Office 1 1,600 8/23/2019 Leominster, MA Medical Office 1 2,221 9/17/2019 Various Skilled Nursing Facility 15 8,000 9/20/2019 Auburn, MA Medical Office 1 2,750 10/2/2019 Various Independent Living / Skilled 3 10,500 Nursing Facility 10/4/2019 Bridgewater, NJ Life Science 1 47,500 Total Dispositions 37 $ 111,033 (1) As of November 6, 2019, we have 20 properties in our MOB segment, nine SNFs, nine assisted living facilities and two independent living facilities under agreements to sell for an aggregate sales price of approximately $452,804, excluding closing costs. (2) Represents the gross contract sales price, excluding closing costs. PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019 SINCE JANUARY ACQUISITIONS / DISPOSITIONS INFORMATION PROPERTY Senior Housing Properties Trust 18 Supplemental Operating and Financial Data, September 30, 2019

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI (1) (amounts in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 9/30/2019 9/30/2018 Calculation of NOI and Cash Basis NOI: Revenues: Rental income $ 148,011 $ 153,097 $ 158,241 $ 178,680 $ 173,648 $ 459,349 $ 521,961 Residents fees and services 107,816 108,906 108,045 106,542 105,321 324,767 309,981 Total revenues 255,827 262,003 266,286 285,222 278,969 784,116 831,942 Property operating expenses (125,083) (120,193) (117,222) (117,440) (115,987) (362,498) (334,141) Property NOI 130,744 141,810 149,064 167,782 162,982 421,618 497,801 Non-cash straight line rent adjustments (1,186) (430) (1,934) (1,720) (2,484) (3,550) (8,507) Lease value amortization (1,842) (1,555) (1,525) (1,497) (1,493) (4,922) (4,290) Non-cash amortization included in property operating expenses (2) (199) (199) (199) (200) (199) (597) (597) Cash Basis NOI $ 127,517 $ 139,626 $ 145,406 $ 164,365 $ 158,806 $ 412,549 $ 484,407 Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI: Net (loss) income $ (27,946) $ (35,816) $ 31,504 $ (117,182) $ 47,202 $ (32,258) $ 409,596 Equity in (earnings) losses of an investee (83) (130) (404) 366 (831) (617) (882) Income tax (benefit) expense (146) (35) 134 32 79 (47) 444 Loss (gain) on early extinguishment of debt — 17 — — (108) 17 22 Interest expense 44,817 46,412 45,611 45,506 45,416 136,840 133,781 Interest and other income (238) (238) (114) (305) (248) (590) (362) (Gains) losses on equity investments, net (40) 64,448 (22,932) 106,367 (35,137) 41,476 (85,643) Dividend income — (923) (923) (923) (660) (1,846) (1,978) (Gain) loss on sale of properties (4,183) (17,832) 122 — — (21,893) (261,916) Impairment of assets 33,099 2,213 6,206 61,273 4,525 41,518 5,073 Acquisition and certain other transaction related costs 2,492 903 7,814 56 51 11,209 138 CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI OF NOI AND RECONCILIATION CALCULATION General and administrative 9,604 8,867 9,816 657 31,032 28,287 85,228 Depreciation and amortization 73,368 73,924 72,230 71,935 71,661 219,522 214,300 Property NOI 130,744 141,810 149,064 167,782 162,982 421,618 497,801 Non-cash amortization included in property operating expenses (2) (199) (199) (199) (200) (199) (597) (597) Lease value amortization (1,842) (1,555) (1,525) (1,497) (1,493) (4,922) (4,290) Non-cash straight line rent adjustments (1,186) (430) (1,934) (1,720) (2,484) (3,550) (8,507) Cash Basis NOI $ 127,517 $ 139,626 $ 145,406 $ 164,365 $ 158,806 $ 412,549 $ 484,407 (1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. Senior Housing Properties Trust 19 Supplemental Operating and Financial Data, September 30, 2019

NOI AND CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2019 9/30/2018 % Change 9/30/2019 9/30/2018 % Change NOI: Life Science $ 35,565 $ 37,654 (5.5)% $ 111,240 $ 112,249 (0.9)% Medical Office 30,261 34,186 (11.5)% 97,490 102,475 (4.9)% Total MOB Portfolio 65,826 71,840 (8.4)% 208,730 214,724 (2.8)% NOI AND CASH BASIS NOI NOI Triple Net Leased Senior Living Communities 43,326 64,538 (32.9)% 137,683 198,626 (30.7)% Managed Senior Living Communities 16,917 21,986 (23.1)% 61,155 70,613 (13.4)% Total Senior Living Communities 60,243 86,524 (30.4)% 198,838 269,239 (26.1)% Non-Segment (2) 4,675 4,618 1.2% 14,050 13,838 1.5 % Total $ 130,744 $ 162,982 (19.8)% $ 421,618 $ 497,801 (15.3)% Cash Basis NOI: Life Science $ 32,804 $ 34,143 (3.9)% $ 104,175 $ 101,539 2.6 % Medical Office 29,993 34,148 (12.2)% 96,051 101,978 (5.8)% Total MOB Portfolio 62,797 68,291 (8.0)% 200,226 203,517 (1.6)% Triple Net Leased Senior Living Communities 43,071 63,990 (32.7)% 136,947 196,904 (30.4)% Managed Senior Living Communities 16,917 21,986 (23.1)% 61,155 70,613 (13.4)% Total Senior Living Communities 59,988 85,976 (30.2)% 198,102 267,517 (25.9)% Non-Segment (2) 4,732 4,539 4.3% 14,221 13,373 6.3 % Total $ 127,517 $ 158,806 (19.7)% $ 412,549 $ 484,407 (14.8)% (1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment. (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. Senior Housing Properties Trust 20 Supplemental Operating and Financial Data, September 30, 2019

SAME PROPERTY NOI AND CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended (2) For the Nine Months Ended (3) 9/30/2019 9/30/2018 % Change 9/30/2019 9/30/2018 % Change NOI: Life Science $ 34,378 $ 33,888 1.4% $ 97,555 $ 96,313 1.3 % Medical Office 30,263 32,256 (6.2)% 92,069 94,191 (2.3)% Total MOB Portfolio 64,641 66,144 (2.3)% 189,624 190,504 (0.5)% Triple Net Leased Senior Living Communities 42,363 60,829 (30.4)% 133,806 182,218 (26.6)% Managed Senior Living Communities 18,360 22,251 (17.5)% 62,153 68,463 (9.2)% Total Senior Living Communities 60,723 83,080 (26.9)% 195,959 250,681 (21.8)% Non-Segment (4) 4,675 4,618 1.2% 14,050 13,838 1.5 % Total $ 130,039 $ 153,842 (15.5)% $ 399,633 $ 455,023 (12.2)% Cash Basis NOI: Life Science $ 31,645 $ 29,837 6.1% $ 89,774 $ 84,384 6.4 % SAME PROPERTY NOI AND CASH BASIS NOI NOI SAME PROPERTY Medical Office 29,981 32,004 (6.3)% 90,172 93,026 (3.1)% Total MOB Portfolio 61,626 61,841 (0.3)% 179,946 177,410 1.4 % Triple Net Leased Senior Living Communities 42,105 60,461 (30.4)% 133,061 181,075 (26.5)% Managed Senior Living Communities 18,360 22,251 (17.5)% 62,153 68,463 (9.2)% Total Senior Living Communities 60,465 82,712 (26.9)% 195,214 249,538 (21.8)% Non-Segment (4) 4,732 4,539 4.3% 14,221 13,373 6.3 % Total $ 126,823 $ 149,092 (14.9)% $ 389,381 $ 440,321 (11.6)% (1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment. (2) Consists of properties owned, in service and managed by the same operator continuously since July 1, 2018, including our MOB (two buildings) owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or in redevelopment, if any. (3) Consists of properties owned, in service and managed by the same operator continuously since January 1, 2018, including our MOB (two buildings) owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or in redevelopment, if any. (4) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. Senior Housing Properties Trust 21 Supplemental Operating and Financial Data, September 30, 2019

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1) 2018 (dollars in thousands) AND For the Three Months Ended September 30, 2019 For the Three Months Ended September 30, 2018 Triple Net Triple Net Leased Managed Leased Senior Managed Senior Living Senior Living Non- Living Senior Living Non- Calculation of NOI and Cash Basis NOI: MOBs Communities Communities Segment (2) Total MOBs Communities Communities Segment (2) Total Rental income / residents fees and services $ 100,010 $ 43,326 $ 107,816 $ 4,675 $ 255,827 $ 104,492 $ 64,538 $ 105,321 $ 4,618 $ 278,969 Property operating expenses (34,184) — (90,899) — (125,083) (32,652) — (83,335) — (115,987) Property NOI $ 65,826 $ 43,326 $ 16,917 $ 4,675 $ 130,744 $ 71,840 $ 64,538 $ 21,986 $ 4,618 $ 162,982 NOI change (8.4)% (32.9)% (23.1)% 1.2% (19.8)% SEPTEMBER 30, 2019 Property NOI $ 65,826 $ 43,326 $ 16,917 $ 4,675 $ 130,744 $ 71,840 $ 64,538 $ 21,986 $ 4,618 $ 162,982 Less: Non-cash straight line rent adjustments 1,043 255 — (112) 1,186 1,912 548 — 24 2,484 Lease value amortization 1,787 — — 55 1,842 1,438 — — 55 1,493 Non-cash amortization included in property operating expenses (3) 199 — — — 199 199 — — — 199 Cash Basis NOI $ 62,797 $ 43,071 $ 16,917 $ 4,732 $ 127,517 $ 68,291 $ 63,990 $ 21,986 $ 4,539 $ 158,806 Cash Basis NOI change (8.0)% (32.7)% (23.1)% 4.3% (19.7)% Reconciliation of NOI to Same Property NOI: Property NOI $ 65,826 $ 43,326 $ 16,917 $ 4,675 $ 130,744 $ 71,840 $ 64,538 $ 21,986 $ 4,618 $ 162,982 Less: NOI not included in same property 1,185 963 (1,443) — 705 5,696 3,709 (265) — 9,140 Same property NOI (4) $ 64,641 $ 42,363 $ 18,360 $ 4,675 $ 130,039 $ 66,144 $ 60,829 $ 22,251 $ 4,618 $ 153,842 Same property NOI change (2.3)% (30.4)% (17.5)% 1.2% (15.5)% Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same property NOI (4) $ 64,641 $ 42,363 $ 18,360 $ 4,675 $ 130,039 $ 66,144 $ 60,829 $ 22,251 $ 4,618 $ 153,842 Less: Non-cash straight line rent adjustments 1,029 258 — (112) 1,175 2,466 368 — 24 2,858 Lease value amortization 1,798 — — 55 1,853 1,654 — — 55 1,709 Non-cash amortization included in property operating expenses (3) 188 — — — 188 183 — — — 183 BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED BASIS NOI BY Same property cash basis NOI (4) $ 61,626 $ 42,105 $ 18,360 $ 4,732 $ 126,823 $ 61,841 $ 60,461 $ 22,251 $ 4,539 $ 149,092 Same property cash basis NOI change (0.3)% (30.4)% (17.5)% 4.3% (14.9)% (1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. (4) Consists of properties owned, in service and managed by the same operator continuously since July 1, 2018, including our MOB (two buildings) owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or in redevelopment, if any. CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH AND SAME PROPERTY NOI OF NOI, CASH BASIS SAME PROPERTY AND RECONCILIATION CALCULATION Senior Housing Properties Trust 22 Supplemental Operating and Financial Data, September 30, 2019

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1) 2018 (dollars in thousands) AND For the Nine Months Ended September 30, 2019 For the Nine Months Ended September 30, 2018 Triple Net Triple Net Leased Managed Leased Senior Managed Senior Living Senior Living Non- Living Senior Living Non- Calculation of NOI and Cash Basis NOI: MOBs Communities Communities Segment (2) Total MOBs Communities Communities Segment (2) Total Rental income / residents fees and services $ 307,616 $ 137,683 $ 324,767 $ 14,050 $ 784,116 $ 309,497 $ 198,626 $ 309,981 $ 13,838 $ 831,942 Property operating expenses (98,886) — (263,612) — (362,498) (94,773) — (239,368) — (334,141) Property NOI $ 208,730 $ 137,683 $ 61,155 $ 14,050 $ 421,618 $ 214,724 $ 198,626 $ 70,613 $ 13,838 $ 497,801 NOI change (2.8)% (30.7)% (13.4)% 1.5% (15.3)% SEPTEMBER 30, 2019 Property NOI $ 208,730 $ 137,683 $ 61,155 $ 14,050 $ 421,618 $ 214,724 $ 198,626 $ 70,613 $ 13,838 $ 497,801 Less: Non-cash straight line rent adjustments 3,151 736 — (337) 3,550 6,486 1,722 — 299 8,507 Lease value amortization 4,756 — — 166 4,922 4,124 — — 166 4,290 Non-cash amortization included in property operating expenses (3) 597 — — — 597 597 — — — 597 Cash Basis NOI $ 200,226 $ 136,947 $ 61,155 $ 14,221 $ 412,549 $ 203,517 $ 196,904 $ 70,613 $ 13,373 $ 484,407 MONTHS ENDED Cash Basis NOI change (1.6)% (30.4)% (13.4)% 6.3% (14.8)% NINE Reconciliation of NOI to Same Property NOI: Property NOI $ 208,730 $ 137,683 $ 61,155 $ 14,050 $ 421,618 $ 214,724 $ 198,626 $ 70,613 $ 13,838 $ 497,801 Less: NOI not included in same property 19,106 3,877 (998) — 21,985 24,220 16,408 2,150 — 42,778 Same property NOI (4) $ 189,624 $ 133,806 $ 62,153 $ 14,050 $ 399,633 $ 190,504 $ 182,218 $ 68,463 $ 13,838 $ 455,023 Same property NOI change (0.5)% (26.6)% (9.2)% 1.5% (12.2)% Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same property NOI (4) $ 189,624 $ 133,806 $ 62,153 $ 14,050 $ 399,633 $ 190,504 $ 182,218 $ 68,463 $ 13,838 $ 455,023 Less: Non-cash straight line rent adjustments 3,772 745 — (337) 4,180 7,621 1,143 — 299 9,063 Lease value amortization 5,352 — — 166 5,518 4,926 — — 166 5,092 Non-cash amortization included in property operating (3) BASIS NOI BY SEGMENT FOR THE BASIS NOI BY expenses 554 — — — 554 547 — — — 547 Same property cash basis NOI (4) $ 179,946 $ 133,061 $ 62,153 $ 14,221 $ 389,381 $ 177,410 $ 181,075 $ 68,463 $ 13,373 $ 440,321 Same property cash basis NOI change 1.4% (26.5)% (9.2)% 6.3% (11.6)% (1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. (4) Consists of properties owned, in service and managed by the same operator continuously since January 1, 2018, including our MOB (two buildings) owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or in redevelopment, if any. CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH AND SAME PROPERTY NOI OF NOI, CASH BASIS SAME PROPERTY AND RECONCILIATION CALCULATION Senior Housing Properties Trust 23 Supplemental Operating and Financial Data, September 30, 2019

re CALCULATION AND RECONCILIATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) (amounts in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 9/30/2019 9/30/2018 Net (loss) income $ (27,946) $ (35,816) $ 31,504 $ (117,182) $ 47,202 $ (32,258) $ 409,596 AND ADJUSTED EBITDA AND Interest expense 44,817 46,412 45,611 45,506 45,416 136,840 133,781 re Income tax (benefit) expense (146) (35) 134 32 79 (47) 444 Depreciation and amortization 73,368 73,924 72,230 71,935 71,661 219,522 214,300 EBITDA 90,093 84,485 149,479 291 164,358 324,057 758,121 (Gain) loss on sale of properties (4,183) (17,832) 122 — — (21,893) (261,916) Impairment of assets 33,099 2,213 6,206 61,273 4,525 41,518 5,073 EBITDAre 119,009 68,866 155,807 61,564 168,883 343,682 501,278 General and administrative expense paid in common shares (2) 533 392 215 556 694 1,140 1,668 Estimated business management incentive fees (3) — — — (50,708) 18,751 — 50,708 Acquisition and certain other transaction related costs 2,492 903 7,814 56 51 11,209 138 Loss (gain) on early extinguishment of debt — 17 — — (108) 17 22 (Gains) losses on equity securities, net (4) (40) 64,448 (22,932) 106,367 (35,137) 41,476 (85,643) Adjusted EBITDAre $ 121,994 $ 134,626 $ 140,904 $ 117,835 $ 153,134 $ 397,524 $ 468,171 (1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of EBITDA, EBITDAre and Adjusted EBITDAre and a description of why we believe they are appropriate supplemental measures. (2) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC. (3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include these amounts in the calculation of Adjusted EBITDAre until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDAre includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018. (4) (Gains) losses on equity securities, net, represent the adjustment required to adjust the carrying value of our investment in Five Star common stock and our former investment in RMR Inc. common stock to their fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock. CALCULATION AND RECONCILIATION OF EBITDA, EBITDA AND RECONCILIATION CALCULATION Senior Housing Properties Trust 24 Supplemental Operating and Financial Data, September 30, 2019

CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS (1) (amounts in thousands, except per share data) For the Three Months Ended For the Nine Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 9/30/2019 9/30/2018 Net (loss) income attributable to common shareholders $ (29,390) $ (37,229) $ 30,082 $ (118,543) $ 45,805 $ (36,537) $ 405,415 Depreciation and amortization 73,368 73,924 72,230 71,935 71,661 219,522 214,300 FFO attributable to noncontrolling interest (5,277) (5,297) (5,297) (5,300) (5,300) (15,871) (15,900) (Gain) loss on sale of properties (4,183) (17,832) 122 — — (21,893) (261,916) Impairment of assets 33,099 2,213 6,206 61,273 4,525 41,518 5,073 (Gains) losses on equity securities, net (2) (40) 64,448 (22,932) 106,367 (35,137) 41,476 (85,643) FFO attributable to common shareholders 67,577 80,227 80,411 115,732 81,554 228,215 261,329 Estimated business management incentive fees (3) — — — (50,708) 18,751 — 50,708 Acquisition and certain other transaction related costs 2,492 903 7,814 56 51 11,209 138 Loss (gain) on early extinguishment of debt — 17 — — (108) 17 22 Normalized FFO attributable to common shareholders $ 70,069 $ 81,147 $ 88,225 $ 65,080 $ 100,248 $ 239,441 $ 312,197 Weighted average common shares outstanding (basic) 237,608 237,580 237,568 237,568 237,511 237,585 237,492 Weighted average common shares outstanding (diluted) 237,608 237,580 237,600 237,573 237,562 237,585 237,526 ATTRIBUTABLE TO COMMON SHAREHOLDERS TO ATTRIBUTABLE Per Common Share Data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.12) $ (0.16) $ 0.13 $ (0.50) $ 0.19 $ (0.15) $ 1.71 FFO attributable to common shareholders $ 0.28 $ 0.34 $ 0.34 $ 0.49 $ 0.34 $ 0.96 $ 1.10 Normalized FFO attributable to common shareholders $ 0.29 $ 0.34 $ 0.37 $ 0.27 $ 0.42 $ 1.01 $ 1.31 (1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of FFO attributable to common shareholders and Normalized FFO attributable to common shareholders, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) (Gains) losses on equity securities, net, represent the adjustment required to adjust the carrying value of our investment in Five Star common stock and our former investment in RMR Inc. common stock to their fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock. (3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) attributable to common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss) attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO attributable to common shareholders until the fourth CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO OF FFO AND RECONCILIATION CALCULATION quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributable to common shareholders includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018. Senior Housing Properties Trust 25 Supplemental Operating and Financial Data, September 30, 2019

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable Securities and Exchange Commission, or SEC, rules, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations at our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 19 through 23. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 24. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 25. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and gains or losses on equity securities, net, if any, plus real estate depreciation and amortization and minus FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 25 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Senior Housing Properties Trust 26 Supplemental Operating and Financial Data, September 30, 2019

Senior Housing Properties Trust 27 Supplemental Operating and Financial Data, September 30, 2019 27

PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE Geographic Diversification Property Type (based on Gross Book Value of Real Estate Assets as of September 30, 2019) (1) (based on Q3 2019 NOI) (2) IL: 3% VA: 3% Wellness NC: 3% Centers: 4% MD: 4% WI: 4% Independent GA: 5% Medical Living: 23% Office: 23% TX: 7% 30 Other States + D.C.: 36% FL: 9% Assisted Living: 20% Life Science: CA: 10% 27% MA: 16% SNFs: 3% (1) Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any. (2) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount. Senior Housing Properties Trust 28 PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE AND PROPERTY GEOGRAPHIC DIVERSIFICATION BY PORTFOLIO SUMMARY Supplemental Operating and Financial Data, September 30, 2019

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT (dollars in thousands, except investment per unit or square foot) As of September 30, 2019 % of % of Square Feet Carrying Investment Per Q3 2019 Q3 2019 Number of or Number of Value % of Total Square Foot Q3 2019 Total Q3 2019 Total Properties Units of Investment (1) Investment or Unit (2) Revenues (3) Revenues NOI (3) (4) NOI Property Type: Life science 35 4,737,207 $ 1,858,826 21.7% $ 392 $ 47,826 18.7% $ 35,565 27.2% Medical office 105 7,441,374 1,877,373 21.9% $ 252 52,184 20.4% 30,480 23.3% Subtotal MOBs (5) 140 12,178,581 sq. ft. 3,736,199 43.6% $ 307 100,010 39.1% 66,045 50.5% Independent living (6) 68 15,039 2,318,315 27.1% $ 154,154 82,509 32.3% 29,525 22.7% Assisted living (6) 198 14,850 2,200,848 25.7% $ 148,205 64,711 25.4% 26,796 20.4% Skilled nursing facilities (6) 20 2,521 132,251 1.5% $ 52,460 3,630 1.4% 3,630 2.8% Subtotal senior living communities 286 32,410 4,651,414 54.3% $ 143,518 150,850 59.1% 59,951 45.9% Wellness centers 10 812,000 sq. ft. 178,110 2.1% $ 219 4,675 1.8% 4,675 3.6% Total 436 $ 8,565,723 100.0% $ 255,535 100.0% $ 130,671 100.0% Operator / Tenant / Managed Properties: Life science 35 4,737,207 $ 1,858,826 21.7% $ 392 $ 47,826 18.7% $ 35,565 27.2% Medical office 105 7,441,374 1,877,373 21.9% $ 252 52,184 20.4% 30,480 23.3% Subtotal MOBs (5) 140 12,178,581 sq. ft. 3,736,199 43.6% $ 307 100,010 39.1% 66,045 50.5% Five Star (leased) 166 18,676 2,311,860 27.0% $ 123,788 32,446 12.7% 32,446 24.8% Brookdale Senior Living 18 940 65,912 0.8% $ 70,119 2,026 0.8% 2,026 1.6% Other private senior living companies (combined) 25 2,626 344,815 4.0% $ 131,308 8,562 3.4% 8,562 6.6% Subtotal triple net leased senior living communities 209 22,242 2,722,587 31.8% $ 122,407 43,034 16.9% 43,034 33.0% Managed senior living communities (7) 77 10,168 1,928,827 22.5% $ 189,696 107,816 42.2% 16,917 12.9% Subtotal senior living communities 286 32,410 4,651,414 54.3% $ 143,518 150,850 59.1% 59,951 45.9% Wellness centers 10 812,000 sq. ft. 178,110 2.1% $ 219 4,675 1.8% 4,675 3.6% Total 436 $ 8,565,723 100.0% $ 255,535 100.0% $ 130,671 100.0% (1) Represents gross book value of real estate assets before depreciation and purchase price allocations, less impairment write downs, if any. Amounts exclude investment carrying value of eight properties classified as held for sale as of September 30, 2019, which amounts are included in our condensed consolidated balance sheet. PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT TYPE PROPERTY BY PORTFOLIO SUMMARY (2) Represents carrying value of investment divided by number of rentable square feet or living units, as applicable, at September 30, 2019. (3) Excludes $292 of revenues and $73 of NOI from properties sold during the three months ended September 30, 2019. (4) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount. (5) Our MOB leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are "full-service" leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. (6) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (7) These senior living communities are managed for our account and include properties leased to our taxable REIT subsidiaries, or TRSs. Senior Housing Properties Trust 29 Supplemental Operating and Financial Data, September 30, 2019

OCCUPANCY BY PROPERTY TYPE AND TENANT (1) As of and For the Twelve Months Ended (2) 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Property Type: Life science 97.9% 97.8% 99.0% 98.8% 98.8% Medical office 89.1% 91.7% 91.7% 93.6% 93.8% Weighted average occupancy MOBs (3) 92.5% 94.0% 94.5% 95.6% 95.7% Independent living 86.2% 86.0% 85.7% 85.5% 85.3% Assisted living 83.5% 83.3% 83.3% 83.1% 83.2% Skilled nursing facilities 78.6% 77.8% 77.0% 76.3% 76.8% Weighted average occupancy senior living communities 84.4% 84.1% 83.9% 83.7% 83.7% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% Tenant / Managed Properties: Life science 97.9% 97.8% 99.0% 98.8% 98.8% Medical office 89.1% 91.7% 91.7% 93.6% 93.8% Weighted average occupancy MOBs (3) 92.5% 94.0% 94.5% 95.6% 95.7% Five Star (leased) 83.2% 82.7% 82.3% 81.8% 81.7% Brookdale Senior Living 83.2% 83.9% 84.6% 85.1% 85.0% Other private senior living companies (combined) 87.7% 87.5% 88.1% 88.2% 90.6% Weighted average occupancy triple net leased senior living communities 83.6% 83.2% 83.0% 82.7% 82.8% Managed senior living communities (4) 86.0% 86.2% 86.1% 86.1% 85.9% OCCUPANCY BY PROPERTY TYPE AND TENANT TYPE PROPERTY BY OCCUPANCY Weighted average occupancy senior living communities 84.4% 84.1% 83.9% 83.7% 83.7% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% (1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. (2) Operating data for multi-tenant MOBs is presented as of the end of the period shown; operating data for other tenants is presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. (3) MOB occupancy data is as of quarter end and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. MOB occupancy as of September 30, 2019 was 92.3%. (4) These senior living communities are managed by Five Star for our account and include properties leased to our TRSs. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through September 30, 2019, was 85.5%. All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Senior Housing Properties Trust 30 Supplemental Operating and Financial Data, September 30, 2019

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS) (1) (dollars in thousands) For the Twelve Months Ended Tenant 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 AND WELLNESS CENTERS) Five Star (2) 1.52x 1.53x 0.96x 1.00x 1.06x Brookdale Senior Living 1.95x 2.00x 2.05x 2.10x 2.15x Other private senior living companies (combined) 1.32x 1.31x 1.32x 1.35x 1.35x Weighted average rent coverage triple net leased senior living communities 1.51x 1.51x 1.05x 1.09x 1.14x Wellness centers 1.87x 1.93x 1.99x 2.03x 1.96x Total 1.54x 1.55x 1.11x 1.15x 1.19x (1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. (2) Rent coverage for the 12 months ended June 30, 2019 is calculated based on the $132,000 of annualized rental income, adjusted for properties sold or classified as held for sale, payable to us by Five Star pursuant to the Transaction Agreement. All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES RENT COVERAGE BY Senior Housing Properties Trust 31 Supplemental Operating and Financial Data, September 30, 2019

) MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) 2018 As of and For the Three Months Ended September 30, 2019 As of and For the Three Months Ended September 30, 2018 Life Science Medical Office Total MOB Life Science Medical Office Total MOB AND Number of Buildings 35 105 140 36 119 155 Square Feet (1) 4,737 7,442 12,179 4,798 7,802 12,600 Occupancy (2) 94.5% 90.9% 92.3% 98.8% 93.6% 95.6% Rental Income (3) $ 47,826 $ 52,184 $ 100,010 $ 49,744 $ 54,748 $ 104,492 NOI (4) $ 35,565 $ 30,261 $ 65,826 $ 37,654 $ 34,186 $ 71,840 Cash Basis NOI (4) $ 32,804 $ 29,993 $ 62,797 $ 34,143 $ 34,148 $ 68,291 NOI Margin % (5) 74.4% 58.0% 65.8% 75.7% 62.4% 68.8% Cash Basis NOI Margin % (6) 72.6% 57.7% 64.6% 73.7% 62.3% 67.5% NOI % Change (5.5)% (11.5)% (8.4)% SEPTEMBER 30, 2019 Cash Basis NOI % Change (3.9)% (12.2)% (8.0)% MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2019 (7) As of and For the Three Months Ended September 30, 2018 (7) Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Buildings 30 103 133 30 103 133 Square Feet (1) 4,274 7,296 11,570 4,274 7,279 11,553 Occupancy (2) 100.0% 91.4% 94.6% 99.4% 93.9% 95.9% Rental Income (3) $ 46,356 $ 51,820 $ 98,176 $ 45,301 $ 52,460 $ 97,761 NOI (4) $ 34,378 $ 30,263 $ 64,641 $ 33,888 $ 32,256 $ 66,144 Cash Basis NOI (4) $ 31,645 $ 29,981 $ 61,626 $ 29,837 $ 32,004 $ 61,841 (THREE MONTHS ENDED NOI Margin % (5) 74.2% 58.4% 65.8% 74.8% 61.5% 67.7% Cash Basis NOI Margin % (6) 72.4% 58.1% 64.6% 72.2% 61.2% 66.0% NOI % Change 1.4% (6.2)% (2.3)% Cash Basis NOI % Change 6.1% (6.3)% (0.3)% (1) Prior periods exclude space remeasurements made subsequent to those periods. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes some triple net lease rental income. (4) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment. (5) NOI margin % is defined as NOI as a percentage of rental income. (6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. (7) Consists of MOBs owned and in service continuously since July 1, 2018, including our MOB (two buildings) owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or in redevelopment, if any. MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS - RESULTS AND SAME PROPERTY MOB PORTFOLIO SEGMENT Senior Housing Properties Trust 32 Supplemental Operating and Financial Data, September 30, 2019

) MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) 2018 As of and For the Nine Months Ended September 30, 2019 As of and For the Nine Months Ended September 30, 2018 Life Science Medical Office Total MOB Life Science Medical Office Total MOB AND Number of Buildings 35 105 140 36 119 155 Square Feet (1) 4,737 7,442 12,179 4,798 7,802 12,600 Occupancy (2) 94.5% 90.9% 92.3% 98.8% 93.6% 95.6% Rental Income (3) $ 147,152 $ 160,464 $ 307,616 $ 146,497 $ 163,000 $ 309,497 NOI (4) $ 111,240 $ 97,490 $ 208,730 $ 112,249 $ 102,475 $ 214,724 Cash Basis NOI (4) $ 104,175 $ 96,051 $ 200,226 $ 101,539 $ 101,978 $ 203,517 NOI Margin % (5) 75.6% 60.8% 67.9% 76.6% 62.9% 69.4% Cash Basis NOI Margin % (6) 74.2% 60.3% 66.8% 74.6% 62.6% 68.1% NOI % Change (0.9)% (4.9)% (2.8)% SEPTEMBER 30, 2019 Cash Basis NOI % Change 2.6% (5.8)% (1.6)% MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Nine Months Ended September 30, 2019 (7) As of and For the Nine Months Ended September 30, 2018 (7) Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Buildings 28 101 129 28 101 129 Square Feet (1) 3,956 7,079 11,035 3,956 7,061 11,017 Occupancy (2) 100.0% 91.3% 94.4% 99.3% 93.9% 95.8% MONTHS ENDED Rental Income (3) $ 129,703 $ 152,200 $ 281,903 $ 126,133 $ 152,324 $ 278,457 NOI (4) $ 97,555 $ 92,069 $ 189,624 $ 96,313 $ 94,191 $ 190,504 NINE ( Cash Basis NOI (4) $ 89,774 $ 90,172 $ 179,946 $ 84,384 $ 93,026 $ 177,410 NOI Margin % (5) 75.2% 60.5% 67.3% 76.4% 61.8% 68.4% Cash Basis NOI Margin % (6) 73.5% 59.9% 66.0% 73.7% 61.4% 66.7% NOI % Change 1.3% (2.3)% (0.5)% Cash Basis NOI % Change 6.4% (3.1)% 1.4% (1) Prior periods exclude space remeasurements made subsequent to those periods. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes some triple net lease rental income. (4) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment. (5) NOI margin % is defined as NOI as a percentage of rental income. (6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. (7) Consists of MOBs owned and in service continuously since January 1, 2018, including our MOB (two buildings) owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or in redevelopment, if any. MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS - RESULTS AND SAME PROPERTY MOB PORTFOLIO SEGMENT Senior Housing Properties Trust 33 Supplemental Operating and Financial Data, September 30, 2019

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (1) (dollars in thousands) As of and For the Three Months Ended September 30, As of and For the Nine Months Ended September 30, 2019 2018 2019 2018 Number of Properties 209 229 209 229 Number of Units 22,242 24,298 22,242 24,298 Occupancy (2) 83.6% 82.8% 83.6% 82.8% Rent Coverage (2) 1.51x 1.14x 1.51x 1.14x Rental Income $ 43,326 $ 64,538 $ 137,683 $ 198,626 NOI (3) $ 43,326 $ 64,538 $ 137,683 $ 198,626 RESULTS OF OPERATIONS RESULTS Cash Basis NOI (3) $ 43,071 $ 63,990 $ 136,947 $ 196,904 NOI % change (32.9)% (30.7)% Cash Basis NOI % change (32.7)% (30.4)% TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars in thousands) As of and For the Three Months Ended September 30, As of and For the Nine Months Ended September 30, 2019 (4) 2018 (4) 2019 (5) 2018 (5) Number of Properties 205 205 205 205 Number of Units 21,847 21,847 21,847 21,847 Occupancy (2) 83.6% 82.8% 83.6% 82.8% Rent Coverage (2) 1.51x 1.14x 1.51x 1.14x Rental Income $ 42,363 $ 60,829 $ 133,806 $ 182,218 NOI (3) $ 42,363 $ 60,829 $ 133,806 $ 182,218 Cash Basis NOI (3) $ 42,105 $ 60,461 $ 133,061 $ 181,075 NOI % change (30.4)% (26.6)% Cash Basis NOI % change (30.4)% (26.5)% (1) Includes independent and assisted living communities and SNFs. (2) All tenant operating data presented is based upon the operating results provided by our tenants for the 12 months ended June 30, 2019 and 2018 or for the most recent prior period for which tenant operating results are available to us. Rent coverage is calculated as operating cash flows from our triple net leased tenants’ facility operations of our properties, before subordinated charges, if any, divided by triple net lease minimum rents payable to us. We have not independently verified tenant operating data. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale during the periods presented. (3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment. (4) Consists of triple net leased senior living communities owned continuously since July 1, 2018 and excludes communities classified as held for sale, if any. TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – AND SAME PROPERTY TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT (5) Consists of triple net leased senior living communities owned continuously since January 1, 2018 and excludes communities classified as held for sale, if any. Senior Housing Properties Trust 34 Supplemental Operating and Financial Data, September 30, 2019

MANAGED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended September 30, As of and For the Nine Months Ended September 30, 2019 2018 2019 2018 Number of Properties (1) 77 75 77 75 Number of Units (1) 10,168 9,515 10,168 9,515 Occupancy 84.7% 86.7% 85.4% 86.2% Average Monthly Rate (2) $ 4,110 $ 4,163 $ 4,184 $ 4,237 Average Monthly Rate % Change (1.3)% (1.3)% Residents Fees and Services $ 107,816 $ 105,321 $ 324,767 $ 309,981 RESULTS OF OPERATIONS RESULTS Property Operating Expenses (90,899) (83,335) (263,612) (239,368) NOI (3) $ 16,917 $ 21,986 $ 61,155 $ 70,613 NOI Margin % (4) 15.7% 20.9% 18.8% 22.8% NOI % Change (23.1)% (13.4)% MANAGED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended September 30, As of and For the Nine Months Ended September 30, 2019 (5) 2018 (5) 2019 (6) 2018 (6) Number of Properties 75 75 70 70 Number of Units 9,611 9,611 9,059 9,059 Occupancy 85.3% 86.7% 85.7% 86.1% Average Monthly Rate (2) $ 4,153 $ 4,163 $ 4,256 $ 4,251 Average Monthly Rate % Change (0.2)% 0.1 % Residents Fees and Services $ 103,706 $ 105,321 $ 300,638 $ 301,265 Property Operating Expenses (85,346) (83,070) (238,485) (232,802) NOI (3) $ 18,360 $ 22,251 $ 62,153 $ 68,463 NOI Margin % (4) 17.7% 21.1% 20.7% 22.7% NOI % Change (17.5)% (9.2)% (1) Includes only those managed senior living communities owned and managed for our account during the periods presented. (2) Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by MANAGED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – AND SAME PROPERTY MANAGED SENIOR LIVING COMMUNITIES SEGMENT 30 days. (3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment. (4) NOI margin % is defined as NOI as a percentage of residents fees and services. (5) Consists of managed senior living communities owned and managed by the same operator continuously since July 1, 2018 and excludes communities classified as held for sale, if any. (6) Consists of managed senior living communities owned and managed by the same operator continuously since January 1, 2018 and excludes communities classified as held for sale, if any. Senior Housing Properties Trust 35 Supplemental Operating and Financial Data, September 30, 2019

MOB LEASING SUMMARY (dollars and sq. ft. in thousands, except per sq. ft. data) As of and For the Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Buildings 140 145 153 155 155 Total sq. ft. (1) 12,179 12,372 12,547 12,600 12,600 Occupancy (2) 92.3% 92.5% 94.0% 94.5% 95.6% Leasing Activity (sq. ft.): New leases 54 31 51 53 86 Renewals 260 281 447 143 308 Total 314 312 498 196 394 Rental Rate on New and Renewed Leases per Sq. Ft.: MOB LEASING SUMMARY New leases $ 30.07 $ 30.18 $ 24.88 $ 25.48 $ 22.12 Renewals $ 24.50 $ 44.76 $ 25.03 $ 27.77 $ 24.71 Average net annual rent $ 25.45 $ 43.32 $ 25.01 $ 27.15 $ 24.14 Leasing Costs and Concession Commitments (3): New leases $ 3,205 $ 1,496 $ 1,857 $ 1,434 $ 4,128 Renewals 4,416 892 12,518 949 7,113 Total $ 7,621 $ 2,388 $ 14,375 $ 2,383 $ 11,241 Leasing Costs and Concession Commitments per Sq. Ft. (3): New leases $ 59.87 $ 48.69 $ 36.28 $ 26.90 $ 47.90 Renewals $ 16.97 $ 3.17 $ 28.01 $ 6.62 $ 23.08 All new and renewed leases $ 24.29 $ 7.66 $ 28.86 $ 12.12 $ 28.51 Weighted Average Lease Term (years) (4): New leases 7.8 7.3 5.0 6.1 8.2 Renewals 5.7 15.8 8.9 3.0 6.2 All new and renewed leases 6.1 15.3 8.5 3.8 6.6 Leasing Costs and Concession Commitments per Sq. Ft. per Year (3): New leases $ 7.69 $ 6.68 $ 7.20 $ 4.53 $ 6.60 Renewals $ 2.98 $ 0.20 $ 3.16 $ 2.33 $ 3.77 All new and renewed leases $ 3.97 $ 0.50 $ 3.40 $ 3.29 $ 4.47 (1) Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. (4) Weighted based on annualized rental income pursuant to existing leases as of September 30, 2019, including straight line rent adjustments and estimated recurring expense reimbursements and excluding lease value amortization. The above leasing summary is based on leases entered into during the periods indicated. Senior Housing Properties Trust 36 Supplemental Operating and Financial Data, September 30, 2019

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME (dollars in thousands) As of September 30, 2019 % of Annualized Annualized Rental Tenant Facility Type Rental Income (1) Income (1) Expiration 1 Five Star Senior Living Inc. (2) Senior living $ 129,785 20.0% 2019 2 Vertex Pharmaceuticals Inc. (3) MOB - Life science 94,956 14.7% 2028 3 Advocate Aurora Health MOB - Medical office 16,896 2.6% 2024 4 Cedars-Sinai Medical Center MOB - Medical office 15,265 2.4% 2019 - 2032 5 Pacifica Senior Living, LLC Senior living 11,375 1.8% 2023 6 Life Time Athletic Wellness center 10,550 1.6% 2028 7 Brookdale Senior Living, Inc. Senior living 9,850 1.5% 2032 8 Ology Bioservices, Inc. MOB - Life science 8,324 1.3% 2041 9 Starmark Holdings, LLC Wellness center 7,929 1.2% 2023 10 HCA Holdings Inc. MOB - Medical office 7,182 1.1% 2020 - 2029 11 Medtronic, Inc. MOB - Medical office 6,983 1.1% 2020 - 2022 All Other Tenants (4) 329,054 50.7% 2019 - 2035 Total Tenants $ 648,149 100.0% (1) Annualized rental income is based on rents pursuant to existing leases as of September 30, 2019. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers. (2) Pursuant to the Transaction Agreement and subject to certain conditions and the receipt of various approvals, effective January 1, 2020, our existing five master leases for our senior living communities that are leased to Five Star, as well as the existing management arrangements with Five Star for these senior living communities that Five Star currently manages for us will be terminated and replaced with new management agreements for all Five Star operated senior living communities. Pursuant to the Transaction Agreement, the aggregate amount of monthly minimum rent payable to us by Five Star under our existing five master leases with Five Star as of September 30, 2019 was reduced to $10,815 as a result of dispositions and may be further reduced for additional dispositions in accordance with the Transaction Agreement. (3) The property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP. (4) Includes NOI for the three months ended September 30, 2019, annualized, from our managed senior living communities. Senior Housing Properties Trust 37 TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME ANNUALIZED RENTAL TENANTS REPRESENTING 1% OR MORE OF TOTAL Supplemental Operating and Financial Data, September 30, 2019

LEASE EXPIRATION SCHEDULE (1) (dollars in thousands) As of September 30, 2019 MOB Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Percent of Total Annualized Annualized Rental Income Year Income(2) Rental Income Expiring Expiring 2019 $ 7,588 2.0% 2.0% 2020 30,814 8.0% 10.0% 2021 29,120 7.5% 17.5% 2022 36,395 9.4% 26.9% 2023 21,838 5.7% 32.6% 2024 50,396 13.0% 45.6% 2025 21,556 5.6% 51.2% 2026 26,227 6.8% 58.0% 2027 10,539 2.7% 60.7% Thereafter 151,912 39.3% 100.0% Total $ 386,385 100.0% LEASE EXPIRATION SCHEDULE LEASE EXPIRATION Average remaining lease term for our MOBs (weighted by annualized rental income): 6.4 years MOB Square Feet with Leases Expiring Percent of Total Square Cumulative Percentage of Year Square Feet (3) Feet Expiring Total Square Feet Expiring 2019 192,595 1.7% 1.7% 2020 1,230,840 10.9% 12.6% 2021 889,527 7.9% 20.5% 2022 1,286,277 11.4% 31.9% 2023 1,096,583 9.8% 41.7% 2024 1,831,530 16.3% 58.0% 2025 901,544 8.0% 66.0% 2026 898,605 8.0% 74.0% 2027 419,500 3.7% 77.7% Thereafter 2,495,491 22.3% 100.0% Total 11,242,492 100.0% (1) Lease expiration data for our triple net leased senior living communities and wellness centers is not included in the table above because, except for the expected change in the lease expiration data under our existing five master leases with Five Star from various dates to January 1, 2020, there were no changes to our lease expiration schedules for our triple net leased senior living communities and wellness centers from those reported in our second quarter 2019 supplemental operating and financial data. (2) Annualized rental income is based on rents pursuant to existing leases as of September 30, 2019, including straight line rent adjustments, estimated recurring expense reimbursements for certain net and modified gross leases and excluding lease value amortization at certain of our MOBs. Rental income amounts also include 100% of rental income as reported under GAAP from a property owned in a joint venture arrangement in which we own a 55% equity interest. (3) Includes 100% of square feet from a property owned in a joint venture arrangement in which we own a 55% equity interest. Senior Housing Properties Trust 38 Supplemental Operating and Financial Data, September 30, 2019

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • We entered into the Transaction Agreement to modify our existing business arrangements with Five Star, and certain of the transactions contemplated by the Transaction Agreement are expected to be effective January 1, 2020. These transactions are subject to conditions, including, among others, the receipt of certain licensing and other regulatory approvals. We cannot be sure that any or all of these conditions will be satisfied. Accordingly, these transactions may not become effective as of January 1, 2020 or at all, or the terms of such transactions may change. • We have classified certain assets as held for sale as of September 30, 2019. This may imply that all of the properties that we have classified as held for sale will be sold; however, any such sales may not occur and we may incur losses with respect to such sales or those assets. • We have 20 properties in our MOB segment, nine SNFs, nine assisted living facilities and two independent living facilities under agreements to sell for an aggregate sales price of approximately $452.8 million, excluding closing costs. These sales are subject to conditions. These conditions may not be met and these sales may not occur or may be delayed or their terms may change. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Senior Housing Properties Trust 39 Supplemental Operating and Financial Data, September 30, 2019